SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (date of earliest event reported): September 7, 2005

                                QUANTUM MRI, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


       Washington                       0-31679               54-0231483
--------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification No.)


                                 4750 Paton St.
                         Vancouver, B.C., Canada V6L 2J1
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (303) 506-1633
                                                           ---------------


                      SHARPS ELIMINATION TECHNOLOGIES, INC.
                      -------------------------------------
          (Former name or former address if changed since last report)


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Item 5.03  Amendment to Articles of  Incorporation  or Bylaws;  Change
           in Fiscal Year

      On September 7, 2005 the Company's only director approved an amendment to the Company's Articles of Incorporation such that the name of the Company was changed to Quantum MRI, Inc.

      Prior to the adoption of this amendment the Company's name was Sharps Elimination Technologies, Inc.

Item 9.01 Financial Statements, Exhibits and Pro Forma Financial Information

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

      3. Amendment to Articles of Incorporation.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 14, 2005
                                          QUANTUM MRI, INC.


                                          By:  /s/ Kelly Fielder
                                              --------------------------------
                                              Kelly Fielder
                                              President

                                    EXHIBIT 3

                                  ACTION BY THE
                               WRITTEN CONSENT OF
                              THE SOLE DIRECTOR OF
                      SHARPS ELIMINATION TECHNOLOGIES, INC.

     BE IT RESOLVED THAT the name of this Corporation be changed to:

                                Quantum MRI, Inc.

     The foregoing resolution was adopted to be effective August 25, 2005.


                                          /s/ Kelly Fielder
                                          ------------------------------------
                                          Kelly Fielder, Director